SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation First Quarter 2018 May 18, 2018

Disclaimer 2 This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believe,” “expect,” “hope,” “anticipate,” “estimate,” “intend,” “plan,” “assume” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by the forward-looking statements are: (1) the effects of regulation and/or policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau (the “CFPB”), and other changes in monetary and fiscal policies and regulations, including interest rate policies of the Federal Reserve, as well as in the impact of changes in and interpretations of generally accepted accounting principles in the United States of America ("GAAP"), the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions; (2) the slowing or reversal of the current U.S. economic expansion and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (3) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (5) regulatory uncertainties and changes faced by financial institutions in the U.S. and globally arising from the U.S. presidential administration and Congress and the potential impact those uncertainties and changes could have on SHUSA's business, results of operations, financial condition or strategy; (6) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (7) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (8) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its ability to continue to receive dividends from its subsidiaries or other investments; (9) changes in credit ratings assigned to SHUSA or its subsidiaries; (10) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (11) SHUSA’s ability to manage credit risk that may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower or collateral; (12) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the acceptance of such products and services by customers, and the potential for new products and services to impose additional unexpected costs or losses not anticipated at their initiation, and expose SHUSA to increased operational risk; (13) competitors of SHUSA that may have greater financial resources or lower costs, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA; (14) changes in customer spending or savings behavior; (15) the ability of SHUSA and its third-party vendors to convert and maintain SHUSA’s data processing and related systems on a timely and acceptable basis and within projected cost estimates; (16) SHUSA's ability to control operational risks, data security breach risks, outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business, including as a result of cyber attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA's controls will prove insufficient, fail or be circumvented; (17) the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (18) changes to income tax laws and regulations; (19) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters; (20) the costs and effects of regulatory or judicial proceedings; and (21) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm.

Disclaimer (cont.) 3 Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), Santander Consumer Holdings USA, Inc. (“SC”) or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. The enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "DFA")(the “Final Rule") were enacted by the Federal Reserve System (the "Federal Reserve") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an IHC. Due to its U.S. non-branch total consolidated asset size, Santander is subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non-bank subsidiaries previously outside the Company to the Company, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Securities, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries.

Introduction 4 SHUSA is a bank holding company (“BHC”) wholly owned by Santander (NYSE: SAN) Santander • SHUSA consists of: Investment Santander Securities Bank • Well-established banking franchises in the Northeast U.S. and Puerto Rico • A nationwide auto finance business • A wholesale broker-dealer in New York • International private banking business • Headquartered in Boston • Regulated by the Federal Reserve • SEC registered1 Santander Banco Consumer Santander • Bloomberg ticker: SOV USA International NYSE: SC • Website www.santanderus.com Santander Puerto Rico 1SHUSA’s SEC filings are accessible on the SEC website at www.sec.gov and are also accessible through SHUSA’s website at www.santanderus.com.

Corporate Structure1 5 SHUSA is the intermediate holding company (“IHC”) for Santander’s U.S. operations Santander 100% ownership SHUSA $129.2BN Assets SBNA2 SC3 BSI4 BSPR5 SIS6 $74.6BN Assets $40.0BN Assets $6.1BN Assets $5.2BN Assets $1.5BN Assets Retail Bank Auto Finance Wealth Management Retail Bank Broker Dealer Approximately 68.0% ownership 1Balances as of March 31, 2018. 4Banco Santander International. 2Santander Bank, N.A. 5Banco Santander Puerto Rico. 3Santander Consumer USA Holdings Inc. 6Santander Investment Securities.

1Q 2018 Highlights and Subsequent Events 6 • Net Income for 1Q18 was $258MM1 vs. $164MM1 for 1Q17 • Continued management of SHUSA’s debt structure through $0.4BN tender of non-TLAC eligible debt maturing in 2018 and 2019 • SBNA’s Net Interest Margin (NIM) improved by 13bps QoQ to 3.10% and is now above FBO peers and approaching regional peers • SBNA and SC launched a pilot program for SC to facilitate the origination and provide servicing for prime auto loans to be held by SBNA. Volume under the program was $24MM in 1Q18 • SC demonstrated strong access to the ABS market through the issuance of 3 ABS transactions totaling $3.3BN • On April 6, 2018, S&P upgraded SHUSA from BBB to BBB+ and upgraded SBNA from BBB+ to A-. • On April 18, 2018, SC completed its fourth ABS issuance of 2018, issuing $1.0BN • On April 30, 2018, SBNA’s CRA rating was upgraded to Satisfactory. The new rating makes it easier for SBNA to open additional branches within its eight-state northeast footprint and will remove some limitations on accepting public deposits. 1Includes noncontrolling interest.

1Q 2018 Executive Summary1 7 • 1Q18 net income of $258MM2 vs. $164MM2 for 1Q17 Earnings • SHUSA NIM of 5.68% vs. 5.56% for 1Q17 • SBNA NIM of 3.10% vs 2.62% for 1Q17 • SHUSA’s balance sheet increased QoQ from $128.3BN to $129.2BN primarily due to growth in consumer deposits and short-term funds Balance Sheet • In February 2018, SC completed the sale of $1.5BN prime auto loans to Santander • In March 2018, SBNA sold its mortgage warehouse lending portfolio (balance $0.5BN) Liquidity and • Holding company held $4.2BN in high quality liquid assets (“HQLA”) • SHUSA maintains an LCR3 in excess of regulatory requirements Funding • SHUSA conducted $0.4BN tender on its 2018 and 2019 debt • CET14 ratio of 16.65% as of 1Q18 • SHUSA continued dividend payments to Santander with $5MM paid Capital • SC completed its second dividend since 2014 with a dividend of $0.05 per share • On April 5, 2018, SHUSA submitted its 2018 Capital Plan to the Federal Reserve • SBNA’s credit metrics remain in line with large bank peers • SC’s TDRs5 declined by $0.3BN from 4Q17 to 1Q18 Credit Quality • SC’s 2016 vintage loans continue to outperform the 2015 vintage loans on a gross and net loss basis 1Data as of March 31, 2018 unless otherwise noted. 4Common equity Tier 1. 2Includes noncontrolling interest. 5Troubled debt restructuring. 3Liquidity coverage ratio.

Quarterly Profitability1,2 8 SHUSA net income improved on YoY basis; 1Q18 slightly lower than 4Q17 which was impacted by the tax law change and non-recurring items 1,250 2,000 978 985 982 1,603 1,642 1,574 1,516 1,496 1,000 856 1,500 750 526 1,000 500 500 250 0 0 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 2Q17 3Q17 4Q17 1Q18 288 284 500 300 258 380 237 330 353 350 243 200 164 200 50 100 1Q17 2Q17 3Q17 4Q17 1Q18 -100 0 (132) 1Q17 2Q17 3Q17 4Q17 1Q18 -250 1Net income includes noncontrolling interest. 2See Page 23 for the consolidating income statement.

NIM and Interest Rate Risk (IRR) Sensitivity 9 • SBNA’s NIM has improved 48bps YoY due to balance sheet optimization actions • SHUSA remains modestly asset sensitive and positioned to benefit from higher interest2 rates 2 Net Interest Margin SHUSA IRR (Change in annual NII for parallel rate movement)

Balance Sheet Overview1,2 10 SHUSA’s balance sheet represents the combination of banks funded by core deposits and an auto finance company financed with diversified funding sources $105.4BN Liabilities $129.2BN Assets $23.8BN Equity Money Home CRE Market Residential Equity Mortgage Multi-Family Non Interest- 5% 7% 20% Bearing Goodwill 7% 6% Demand Deposits Other Assets 4% 12% Equity C&I 18% 7% 16% Savings 5% Cash 6% Interest- 6% Bearing 2% Other 4% Demand Other Liabilities 1% Loans Deposits 5% Investments 13% 8% FHLB 7% 4% Certificates of Deposit Auto Leases Other 19% Borrowings 18% Revolving Credit Facilities Auto Loans Secured Structured Financings 1Balances as of March 31, 2018. 2See page 22 for the consolidating balance sheet.

Balance Sheet Trend 11 Balance sheet trend reflects optimization efforts to reduce short-term (ST) funds, investments, and certain loans offset by lower wholesale deposits and borrowed funds Assets Liabilities & Equity Assets ($BN) Liabilities and Equity ($BN) $136 $135 $132 $129 $136 $135 $9 $8 $128 $132 $128 $129 $8 $7 $8 $21 $21 $20 $17 $17 $51 $47 $46 $45 $46 $16 $16 $16 $15 $16 $86 $85 $83 $83 $82 $41 $43 $41 $39 $38 $5 $5 $5 $5 $5 $10 $10 $10 $11 $11 $23 $23 $23 $24 $24 $11 $11 $11 $11 $11 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 2Q17 3Q17 4Q17 1Q18 ST Funds Gross Loans Other Assets IB Deposits Borrowed Funds Equity Investments Leases NIB Deposits Other Liabilities

12 Balance Sheet Trend (cont.) • Loan decline primarily due to reduction in SBNA C&I loans1 • Deposit decline reflects reduction in wholesale and brokered deposits at SBNA Assets Liabilities & Equity Loans and Leases ($BN) Deposits ($BN) $96 $95 $93 $94 $93 $67 $63 $62 $62 $14 $14 $14 $15 $61 $15 $16 $16 $18 $18 $16 $15 $16 $18 $18 $17 $12 $9 $9 $9 $8 $24 $23 $22 $22 $21 $6 $6 $6 $6 $6 $25 $27 $28 $26 $26 $27 $25 $25 $25 $26 $10 $10 $10 $11 $11 $8 $7 $6 $5 $6 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 2Q17 3Q17 4Q17 1Q18 Res. Mtg C&I Leases DDA NIB Savings Time CRE Auto Other DDA IB MMDA Other 1See slide 34 for trend detail on SBNA C&I portfolio.

Borrowed Funds Profile1 13 Debt issuances planned at HoldCo to meet TLAC and liquidity management requirements 2 SHUSA Consolidated ($BN) SHUSA HOLDCO ($BN) $39.0 $38.4 $7.1 HoldCo Debt $6.2 $8.1 $7.7 SC ABS $15.0 $16.0 $8.1 HoldCo Debt $7.7 SC Private Amortizing $7.6 $6.9 rd SC 3 Party $4.1 $4.6 All Other $4.2 $3.2 4Q17 1Q18 4Q17 1Q18 SBNA ($BN) SC ($BN) $2.6 $31.2 $31.3 FHLB $2.1 0.8% ABS $15.0 $16.0 FHLB $2.0 $1.5 Private Amortizing $7.6 $6.9 rd 3 Party Revolving $4.1 $4.6 Bank Debt $0.6 $0.6 Repurchase Agreement $0.7 $0.6 Intragroup2 $3.8 $3.2 4Q17 1Q18 4Q17 1Q18 1As of March 31, 2018. 2Intragroup balance includes lending from SHUSA to SC which is eliminated at the consolidated level.

HoldCo Debt Profile 14 • As of 1Q18 HoldCo held $4.2BN in HQLA 2 • During 1Q18 HoldCo redeemed $63MM of the 3.45% due 2018 debt and $337MM of2 the 2.70% due 2019 debt $1.4 $1.4 $1.4 $0.7 $0.4 $1.1 Sr L+100 $1.05 Debt $1.0 L+100 $1.0 $0.7 Sr Sr Sr Sr Sr Sr $0.2 Debt Debt Debt Debt Debt Debt $0.2 $0.2 Debt 2.70% 2.65% 3.70% 3.40% 4.50% 4.40% Trust Pref 3.45% Pfd Stock 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 … 2036 Perp

HoldCo Issuance and TLAC Rule 15 • In 2018 HoldCo expects to issue approximately $2.0BN in debt to meet TLAC LTD requirement • Net increase of $1.6BN from 1Q18 as issuances replace maturities at HoldCo and SBNA SHUSA and SBNA Public Debt Outstanding1 2 2 $1.6BN 1Chart does not include SHUSA private placements ($1.1BN).

Capital Ratios1 16 SHUSA capital ratios remain at the top of peers2 2 CET1 Tier 1 Leverage Ratio 14.2% 14.4% 16.4% 16.6% 13.4% 15.7% 12.6% 13.0% 14.6% 14.6% 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 2Q17 3Q17 4Q17 1Q18 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 17.8% 18.3% 19.1% 19.5% 19.9% 17.4% 18.1% 18.1% 16.2% 16.3% 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 2Q17 3Q17 4Q17 1Q18 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis. 2See page 25 for comparison of SHUSA capital ratios to peers.

17

Asset Quality: SBNA

SBNA Asset quality metrics continue to be in line with large bank peers


Annualized Net Charge off Ratio[1]
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.91%
0.39%
0.41%
0.43%
0.44%
0.41%
0.44%
0.40%
0.45%
0.37%
0.41%
0.34%
0.25%
0.21%
0.27%
0.24%
0.12%
0.15%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
Large Banks
SBNA


NPL Ratio[2]
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
1.30%
1.26%
1.22%
1.20%
1.13%
1.25%
1.06%
1.28%
1.20%
1.28%
1.26%
1.16%
1.12%
1.12%
1.06%
1.02%
0.96%
0.91%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
Large Banks
SBNA


ALLL[3] to Total Loans
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
1.29%
1.27%
1.26%
1.22%
1.20%
1.17%
1.16%
1.13%
1.16%
1.18%
1.17%
1.16%
1.02%
1.07%
1.06%
1.06%
1.13%
1.11%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
Large Banks
SBNA


Reserve Coverage (ALLL/NPL)
150.0%
100.0%
50.0%
0.0%
106.0%
109.0%
110.4%
109.0%
114.1%
120.1%
124.4%
126.8%
134.5%
90.6%
93.2%
100.2%
91.4%
94.7%
85.1%
100.3%
88.2%
96.7%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
Large Banks
SBNA

****Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC**

[1] 4Q16 impacted by two commercial clients. Excluding these clients, the charge-off ratio would have been 0.31%.
[2] NPLs = Non accruing loans *plus* accruing loans 90+ days past due ("DPD").
[3] ALLL = Allowance for loan and lease losses.

Asset Quality: SC – Loss and Delinquency 18 • YoY gross charge-offs increased 40 basis points while YoY net charge-offs decreased 50 basis points • YoY delinquency rates flat SOURCE: SC First Quarter 2018 Presentation in Form 8-K filed on April 24, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

Asset Quality: SC – Vintage Loss Performance 19 2016 vintage continues to outperform the 2015 vintage on a gross and net loss basis *Retained originations only SOURCE: SC First Quarter 2018 Presentation in Form 8-K filed on April 24, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

Rating Agencies 20 On April 6, 2018, S&P upgraded SHUSA from BBB to BBB+ and upgraded 2 SBNA from BBB+ to A-. The short term rating and outlook for SHUSA2 and SBNA remained at A-2 and stable, respectively On December 14, 2017, Moody’s upgraded SBNA’s long-term ratings by 1 notch from Baa2 to Baa1. SHUSA’s ratings were not impacted On November 17, 2017, Fitch initiated coverage of SHUSA and assigned ratings of BBB+/F-2/Stable to SHUSA and SBNA SBNA SHUSA Santander April 2018 Te S&P Moody’s Fitch S&P Moody’s Fitch S&P1 Moody’s2 Fitch Short Term A-2 P-1 F-2 A-2 N/A F-2 A-1 P-1 F-2 Deposits Senior Debt A- Baa1 BBB+ BBB+ Baa3 BBB+ A A2 A- Outlook Stable Stable Stable Stable Stable Stable Stable Stable Stable 1On April 6, 2018 S&P upgraded Santander from A-/A-2/Stable to A/A-1/Stable. 2On April 17, 2018 Moody’s upgraded Santander from A3/P-2/Stable to A2/P-1/Stable.

Appendix

Consolidating Balance Sheet 22 1Includes holding company eliminations, IHC eliminations and purchase accounting marks related to SC consolidation. 2The IHC entities are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. 3Other investment securities include trading securities.

Consolidating Income Statement 23 For the three-month period ended March 31, 2018 (1) (2) (US $ Millions) Bank SC Other IHC Entities SHUSA Interest income $ 594 $ 1,172 $ 8 $ 102 $ 1,876 Interest expense (93) (251) (28) (8) (380) Net interest income 501 921 (20) 94 1,496 Fees & other income/(expense) 169 532 (2) 105 804 Equity investment income/(expense) (2) - - - (2) Other non interest income/(loss) - - 0 (1) (1) Net revenue/(loss) 668 1,453 (22) 198 2,297 General & administrative expenses (492) (691) (82) (141) (1,406) Other expenses (18) (4) (11) (3) (36) Provision for credit losses (27) (459) (11) (6) (503) Income/(loss) before taxes 131 299 (124) 48 353 Income tax (expense)/benefit (27) (57) 10 (21) (95) Net income/(loss)(3) $ 104 $ 242 $ (115) $ 27 $ 258 1Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. 2The IHC entities are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. 3SHUSA net income includes non-controlling interest.

Quarterly Trended Statement of Operations 24 (US $ Millions) 1Q17 2Q17 3Q17 4Q17 1Q18 Interest income $ 1,956 $ 1,999 $ 1,954 $ 1,877 $1,876 Interest expense (353) (357) (380) (362) (380) Net interest income 1,603 1,642 1,574 1,516 1,496 Fees & other income 728 720 788 669 804 Equity investment (expense)/income (2) 1 1 28 (2) Other non interest income 1 9 7 (19) (1) Net revenue 2,330 2,372 2,370 2,194 2,297 General & administrative expenses (1,311) (1,342) (1,344) (1,575) (1,406) Other expenses (41) (45) (44) (93) (36) Provision for credit losses (735) (605) (652) (658) (503) Income before taxes 243 380 330 (132) 353 Income tax (expense)/benefit (79) (92) (93) 417 (95) Net income(1) $ 164 $ 288 $ 237 $ 284 $258 1Represents net income including noncontrolling interest.

25 Capital Ratios Peer Comparison (as of 3/31/18) CET1 Tier 1 Risk-Based Capital 2 Total Risk-Based Capital Tier 1 Leverage - - - - Peer Median Peer data from SNL Peers: ALLY, BBT, BBVA, BMO, BNP, COF, CIT, CFG, CMA, DFS, FITB, HBAN, KEY, MTB, MUFG, RF, STI, TD

Non-GAAP to GAAP Reconciliations 26 $ Millions 1Q17 2Q17 3Q17 4Q17 1Q18 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported $ 243 $ 380 $ 330 $ (132) $ 353 Add back: Provision for credit losses 735 605 652 658 503 Pre-tax pre-provision income $ 978 $ 985 $ 982 $ 526 $ 856

27 Non-GAAP to GAAP Reconciliations (cont.) 2 2

SBNA: Quarterly Profitability 28 Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM) 2 2 Pre-Tax Income/(Loss) ($MM) Net Income/(Loss) ($MM) US $ millions 1See non-GAAP to GAAP reconciliation of pre-tax pre-provision income.

SBNA: Quarterly Trended Statement of Operations 29 (US$ in Millions) 1Q17 2Q17 3Q17 4Q17 1Q18 Interest income $ 557 $ 585 $ 590 $ 583 $ 2 594 Interest expense (97) (90) (91) (86) (93) Net interest income 460 495 499 497 501 Fees & other income 197 199 210 174 169 Other non-interest income - 9 7 (16) - Net revenue 654 703 716 655 670 General & administrative expenses (517) (523) (495) (523) (492) Other expenses (24) (25) (21) (63) (20) Release of/(provision for) credit losses (27) (33) (34) (51) (27) Income before taxes 86 122 166 18 131 Income tax expense (16) (31) (49) (75) (27) Net income/(loss) $ 70 $ 91 $ 117 $ (57) $ 104 1Q17 2Q17 3Q17 4Q17 1Q18 Net interest margin 2.62% 2.87% 2.88% 2.97% 3.10%

SBNA: Quarterly Average Balance Sheet 30 Quarterly Averages 2 (In millions) 1Q18 4Q17 Change 1Q17 2 Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments $ 18,511 2.25% $ 19,115 2.07% $ (604) 0.18% $ 21,504 1.89% Loans 47,588 4.19% 48,373 4.00% (785) 0.19% 50,765 3.68% Allowance for loan losses (542) --- (517) --- (25) --- (531) --- Other assets 8,761 --- 8,863 --- (102) --- 9,649 --- TOTAL ASSETS $ 74,318 3.24% $ 75,834 3.07% $(1,516) 0.17% $ 81,387 2.79% Interest-bearing demand deposits 8,336 0.31% 8,736 0.29% (400) 0.02% 9,601 0.29% Noninterest-bearing demand deposits 11,975 --- 12,247 --- (272) --- 11,215 --- Savings 4,011 0.32% 4,031 0.08% (20) 0.24% 4,081 0.08% Money market 27,878 0.71% 27,482 0.55% 396 0.16% 27,494 0.55% Certificates of deposit 4,881 1.35% 4,775 1.28% 106 0.07% 7,104 1.28% Borrowed funds 2,186 3.86% 3,391 2.96% (1,205) 0.90% 6,899 2.96% Other liabilities 1,579 --- 1,428 --- 151 --- 1,493 --- Equity 13,472 --- 13,744 --- (272) --- 13,500 --- TOTAL LIABILITIES & SE $ 74,318 0.51% $ 75,834 0.45% $(1,516) 0.06% $ 81,387 0.48% NET INTEREST MARGIN 3.10% 2.97% 0.13% 2.62%

SBNA: Funding – Deposits* 31 Average Non-Maturity Deposit Balances1 ($Bn) Average Total Deposit Balances1 ($Bn) 2 2 0.53% $49.8 0.60% $49.2 $48.4 $56.9 $48.1 $48.0 $55.1 $52.9 $53.2 $52.8 0.48% 0.55% 0.52% 0.44% 0.43% 0.50% 0.38% 0.43% 0.45% 0.35% 0.33% 0.39% 0.40% 0.30% 0.31% 0.37% 0.38% 0.29% 0.28% 0.35% 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 2Q17 3Q17 4Q17 1Q18 Non Maturity Deposit Balances Avg. Interest Cost Total Deposits Avg. Interest Cost *SBNA total deposits less the SHUSA cash deposit held at SBNA. 1Represents average quarterly balances.

SBNA: Asset Quality 32 NPLs1 Criticized Balances2 -20% $ MM Criticized Balances Criticized Ratio $ MM $710 $687 -26% $615 $613 $618 $2,626 $583 $565 $570 $517 $2,376 $2,337 $2,108 $2,018 $2,008 $2,011 $1,969 $1,945 4.81% 4.36% 4.42% 4.22% 4.13% 4.18% 4.11% 3.87% 4.01% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Delinquency3 Texas Ratio4 4 3 14.26% 13.66% Texas Ratio Deliquency 13.11% 12.93% 0.81% 0.80% 0.77% 12.11% 0.76% 0.75% 0.73% 0.74% 0.72% 11.38% 10.97% 0.70% 10.69% 10.19% 10.70% 10.30% 9.60% 9.50% 9.20% 9.00% 8.90% 0.55% 8.50% 0.50% 0.52% 8.00% 0.43% 0.47% 0.45% 0.37% 0.39% 0.41% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Large Banks SBNA Large Banks SBNA **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1NPLs = Nonaccruing loans plus accruing loans 90+ DPD. 2Criticized = loans that are categorized as special mention, substandard, doubtful, or loss. 3Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD. 4See Appendix for definition and non-GAAP measurement reconciliation of Texas Ratio.

33 SBNA: Asset Quality (cont.) Mortgages Home Equity $7.9 $8.2 $7.2 $7.4 $6.7 $7.0 $6.8 $5.9 $5.9 $6.4 $6.6 $5.9 $5.9 $5.8 $5.8 $5.7 $5.7 $5.6 2.6% 2.4% 2.2% 2.3% 2.3% 1.9% 1.8% 1.6% 1.4% 1.8% 1.7% 1.7% 1.7% 1.7% 1.8% 1.8% 1.8% 1.9% 0.2% 0.2% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.0% 0.3% 0.3% 0.3% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Commercial Real Estate1 Santander Real Estate Capital (SREC) $10.3 $10.1 $9.8 $9.3 $9.1 $8.8 $8.7 $5.5 $5.4 $5.5 $5.4 $5.5 $8.7 $8.4 $5.4 $5.4 $5.2 $5.1 1.3% 1.4% 1.1% 1.0% 0.8% 0.5% 0.5% 0.5% 0.5% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.1% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.0% -0.2% -0.1% -0.2% -0.1% 0.1% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Outstandings NPLs* to Total Loans Net Charge-Offs** *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters US $ Billions 1Commercial real estate (“CRE”) is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included in separate graph).

34

SBNA: Asset Quality (cont.)

Commercial Banking[1]


$11.8
$12.4
$12.2
$12.0
$11.5
$11.7
$11.6
$11.6
$10.9
1.7%
1.5%
1.1%
1.3%
1.5%
1.6%
1.4%
1.7%
1.5%
0.1%
0.0%
0.1%
0.6%
0.7%
0.8%
0.8%
0.3%
0.4%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18

Global Corporate Banking


$10.1
$9.4
$8.4
$7.9
$6.8
$5.7
$5.2
$4.7
$4.7
0.6%
0.7%
0.8%
0.4%
0.4%
1.2%
0.7%
1.3%
1.3%
0.3%
0.3%
0.3%
0.0%
0.1%
0.6%
0.0%
0.3%
0.3%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18

Other Commercial[2]


$2.9
$2.9
$3.0
$3.0
$2.9
$3.0
$2.8
$2.8
$2.8
2.4%
2.3%
2.4%
2.3%
2.1%
2.1%
2.2%
2.4%
2.4%
1.0%
0.9%
0.8%
0.8%
0.7%
0.6%
0.6%
0.7%
0.6%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18

Other Consumer[3]


$1.6
$1.6
$1.6
$1.6
$1.5
$1.5
$1.6
$1.6
$1.6
2.7%
2.8%
2.9%
3.1%
3.4%
3.7%
3.8%
3.7%
4.0%
1.7%
1.7%
1.8%
1.9%
1.8%
1.8%
1.7%
1.7%
1.7%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18

Outstandings — NPLs* to Total Loans — Net Charge-Offs**

*NPL = Nonaccruing loans *plus* accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters

US $ Billions

[1]Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse (sold 1Q18), Other Non-Core Commercial, Chrysler Auto Finance, Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere.

[2]Other Commercial = All other Commercial Business segments.

[3]Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Indirect Chrysler, Credit Cards, and Retail run-off.

Santander

SBNA: Capital Ratios1 35 CET1 Tier 1 Leverage Ratio 2 2 14.2% 18.7% 13.4% 13.7% 13.9% 17.6% 18.1% 18.2% 12.9% 17.0% 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 2Q17 3Q17 4Q17 1Q18 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 18.7% 19.9% 18.1% 18.2% 19.2% 19.4% 17.0% 17.6% 18.2% 18.7% 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 2Q17 3Q17 4Q17 1Q18 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis.

SBNA: Non-GAAP to GAAP Reconciliations 36 2 2

37 SBNA: Non-GAAP to GAAP Reconciliations (cont.) 1Mortgage servicing rights. 2Troubled debt restructurings.

38 SBNA: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 1Q17 2Q17 3Q17 4Q17 1Q18 SBNA Pre-Tax Pre-Provision Income 2 Pre-tax income, as reported $ 86 $ 122 $ 166 $ 18 $ 131 Add back: (Release of)/provision for credit losses 27 33 34 51 27 Pre-tax pre-provision income $ 113 $ 155 $ 200 $ 69 $ 158

SC: Auto Industry Analysis 39 2 2 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 2 Auction Plus – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 3 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-month lag on data, as of January 31, 2018) SOURCE: SC First Quarter 2018 Presentation in Form 8-K filed on April 24, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

SC: Originations diversified across credit spectrum 40 2 SOURCE: SC First Quarter 2018 Presentation in Form 8-K filed on April 24, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

SC: Asset Quality – Provisions and Reserves 41 . QoQ allowance decreased $80 million . New volume and TDR migration1 were offset by performance adjustment and liquidations and other . Allowance to loans ratio decreased 30 bps to 12.3% QoQ . Provision for credit losses decreased $176 million YoY 1 TDR migration – the allowance for assets classified as TDRs takes into consideration expected lifetime losses, typically requiring additional coverage 2 Explanation of quarter over quarter variance are estimates SOURCE: SC First Quarter 2018 Presentation in Form 8-K filed on April 24, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

SC: TDR Balance Composition by Vintage 42 TDR balances down two consecutive quarters TDR Balance by Origination Vintage (% of total balance) $ 6.3 $ 6.3 $ 5.9 $ 6.0 $ 5.8 16% 1% $ 5.6 4% 9% $ 5.3 20% 2 $ 5.0 24% $ 4.7 22% 30% 5% 13% 35% 37% 37% 37% 36% 36% 35% 34% 32% 29% 26% 24% 22% 21% 59% 51% 44% 38% 32% 28% 23% 21% 19% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2013 & Prior 2014 2015 2016 2017 SOURCE: SC First Quarter 2018 Presentation in Form 8-K filed on April 24, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.